Exhibit 10(l)(ii)

SECOND AMENDMENT TO THE
McDONALD’S CORPORATION SEVERANCE PLAN
(As Amended and Restated September 1, 2015)

The McDonald’s Corporation Severance Plan, as amended and restated effective September 1, 2015 (the “Plan”) is hereby amended effective June 1, 2016, as follows:

I

Schedules A through D of Appendix I of the Plan are amended in their entirety to read as follows:

Schedule A:
Severance Benefits for
Qualifying Employees who are Officers

This Schedule sets forth the Severance Benefits under the Plan for those Qualifying Employees who are employed as Officers and who are full-time Employees or benefits-eligible part-time Employees immediately before their Termination Dates. A Qualifying Employee under this Schedule who is a Key Employee as of his or her Termination Date, as determined under Section 5.2, shall be subject to the six month delay in payment of Severance Pay and sabbatical pay described in Section 5.2 in order to comply with Internal Revenue Code Section 409A.

Weeks of Severance: Each Qualifying Employee covered by this Schedule shall be credited with two (2) Weeks of Severance for each Year of Service with a minimum of twenty six (26) Weeks of Severance and a maximum of fifty-two (52) Weeks of Severance.

Severance Pay: Each Qualifying Employee shall receive Severance Pay in a lump sum in an amount equal to his or her Weekly Base Pay multiplied by his or her Weeks of Severance.

Medical/Dental Coverage: The Employers shall make the payments for COBRA premiums provided for in Section 4.2 of the Plan, beginning on the Qualifying Employee’s COBRA start date, for the longer of (i) six months or (ii) the period equal to the number of the Qualifying Employee’s Weeks of Severance, rounded to the end of the month.

For example, if the termination date is June 6th and the Qualifying Employee is entitled to 30 Weeks of Severance, the active health plan coverage will continue through June 30, 2016. The subsidized COBRA will begin on July 1, 2016. The 30 weeks will end on January 27, 2017, so the subsidized COBRA will end on January 31, 2017. After that date, the Qualifying Employee will pay the full COBRA premium for the remainder of the COBRA period.

Transitional Assistance: Each Qualifying Employee covered by this Schedule shall receive transitional assistance under a senior executive program, at the expense of the Employers, for a period of not more than 12 months, beginning not later than 60 days after the Qualifying Employee’s Termination Date.

Prorated TIP/CPUP: Each Qualifying Employee who is TIP-Eligible may receive a Prorated TIP, if any, computed in accordance with Section 4.6 of the Plan and each Qualifying Employee who is eligible for a long-term cash bonus under CPUP may receive a Prorated CPUP, if any, computed in accordance with Section 4.8 of the Plan.

Company Vehicle: Section 4.7 of the Plan shall apply to each Qualifying Employee who has a company-provided vehicle.

Other Severance Benefits: A Qualifying Employee shall also receive, if otherwise eligible, the Severance Benefits provided for in Section 4.4 (equity awards) and Section 4.5 (sabbatical).

Schedule B:
Severance Benefits for
Qualifying Employees in the Direction and Senior Direction Compensation Bands

This Schedule sets forth the Severance Benefits under the Plan for those Qualifying Employees who are in the Direction or Senior Direction Compensation Band of the Employers and who are full-time Employees or benefits-eligible part-time Employees immediately before their Termination Dates.

Weeks of Severance: Each Qualifying Employee covered by this Schedule shall be credited with two (2) Weeks of Severance for each Year of Service with a minimum of sixteen (16) Weeks of Severance and a maximum of thirty-eight (38) Weeks of Severance.

Severance Pay: Each Qualifying Employee shall receive Severance Pay in a lump sum in an amount equal to his or her Weekly Base Pay multiplied by his or her Weeks of Severance.

Medical/Dental Coverage: The Employers shall make the payments for COBRA Premiums provided for in Section 4.2 of the Plan, beginning on the Qualifying Employee’s COBRA start date, for the longer of (i) six months or (ii) the period equal to the number of the Qualifying Employee’s Weeks of Severance, rounded to the end of the month.

For example, if the termination date is June 6, 2016 and the Qualifying Employee is entitled to 30 Weeks of Severance, active health plan coverage will continue through June 30, 2016. The subsidized COBRA will begin on July 1, 2016. The 30 weeks will end on January 27, 2017, so the subsidized COBRA will end on January 31, 2017. After that date, the Qualifying Employee will pay the full COBRA premium for the remainder of the COBRA period.

Transitional Assistance: Each Qualifying Employee covered by this Schedule shall receive transitional assistance under an executive program, at the expense of the Employers, for a period of not more than six months, beginning not later than 60 days after the Qualifying Employee’s Termination Date.

Prorated TIP: Each Qualifying Employee who is TIP-Eligible may receive a Prorated TIP, if any, computed in accordance with Section 4.6 of the Plan.

Company Vehicle: Section 4.7 of the Plan shall apply to each Qualifying Employee who has a company-provided vehicle.

Other Severance Benefits: A Qualifying Employee shall also receive, if otherwise eligible, the Severance Benefits provided for in Section 4.4 (equity awards) and Section 4.5 (sabbatical).

Schedule C:
Severance Benefits for Qualifying Employees
In the Specialist, Supervisory/Consulting or Management/Advisory Bands

This Schedule sets forth the Severance Benefits under the Plan for those Qualifying Employees who are in the Specialist, Supervisory/Consulting or Management/Advisory Band but who are not Officers or directors of McDonald’s Corporation or directors of any other Employer, and who are full-time Employees or benefits-eligible part-time Employees immediately before their Termination Dates.

Weeks of Severance: Each Qualifying Employee covered by this Schedule shall be credited with two (2) Weeks of Severance for each Year of Service with a minimum of twelve (12) Weeks of Severance and a maximum of twenty-six (26) Weeks of Severance.

Severance Pay: Each Qualifying Employee shall receive Severance Pay in a lump sum in an amount equal to his or her Weekly Base Pay multiplied by his or her Weeks of Severance.

Medical/Dental Coverage: The Employers shall make the payments for COBRA Premiums provided for in Section 4.2 of the Plan for the first six months of the Qualifying Employee’s COBRA coverage. The Employers shall make the payments for COBRA Premiums provided for in Section 4.2 of the Plan, beginning on the Qualifying Employee’s COBRA start date, for the longer of (i) six months or (ii) the period equal to the number of the Qualifying Employee’s Weeks of Severance, rounded to the end of the month.

For example, if the termination date is September 23, 2016 and the Qualifying Employee is entitled to 26 Weeks of Severance, active health plan coverage will continue through September 30, 2016. The subsidized COBRA will begin on October 1, 2016. The 26 weeks will end on April 1, 2017, so the subsidized COBRA will end on April 30, 2017. After that date, the Qualifying Employee will pay the full COBRA premium for the remainder of the COBRA period.

Transitional Assistance: Each Qualifying Employee covered by this Schedule C shall receive transitional assistance, at the expense of the Employers, for a period of not more than six months, beginning not later than 60 days after the Qualifying Employee’s Termination Date.

Prorated TIP: Each Qualifying Employee who is TIP-Eligible may receive a Prorated TIP, if any, computed in accordance with Section 4.6 of the Plan.

Company Vehicle: Section 4.7 of the Plan shall apply to each Qualifying Employee who has a company-provided vehicle.

Other Severance Benefits: A Qualifying Employee shall also receive, if otherwise eligible, the Severance Benefits provided for in Section 4.4 (equity awards) and Section 4.5 (sabbatical).

Schedule D:
Severance Benefits for
Qualifying Employees in the Associate or Coordination Compensation Bands

This Schedule sets forth the Severance Benefits under the Plan for those Qualifying Employees who are Employees in the Associate or Coordination Compensation Band, and who are full-time Employees or benefits-eligible part-time Employees immediately before their Termination Dates.

Weeks of Severance: Each Qualifying Employee covered by this Schedule shall be credited with two (2) Weeks of Severance for each Year of Service with a minimum of eight (8) Weeks of Severance and a maximum of twenty (20) Weeks of Severance.

Severance Pay: Each Qualifying Employee shall receive Severance Pay in a lump sum in an amount equal to his or her Weekly Base Pay multiplied by his or her Weeks of Severance.

Medical/Dental Coverage: The Employers shall make the payments for COBRA Premiums provided for in Section 4.2 of the Plan for the first six month of the Qualifying Employee’s COBRA coverage.

Transitional Assistance: Each Qualifying Employee covered by this schedule shall receive three months transitional assistance, beginning not later than 60 days after the Qualifying Employee’s Termination Date.

Prorated TIP: Each Qualifying Employee who is TIP-Eligible may receive a Prorated TIP, if any, computed in accordance with Section 4.6 of the Plan.

Other Severance Benefits: A Qualifying Employee shall also receive, if otherwise eligible, the Severance Benefits provided for in Section 4.4 (equity awards) and Section 4.5 (sabbatical).

II

Except as herein amended, the Plan shall remain in full force and effect.